Exhibit 10.1

THIRD AMENDMENT

TO REVOLVING CREDIT AGREEMENT

This THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT, dated as of November 6, 2007 (this “Amendment”), by and among MCCORMICK & SCHMICK ACQUISITION CORP., a Delaware corporation (“MSAC”), MCCORMICK & SCHMICK RESTAURANT CORP., a Delaware corporation (“MSRC”), MCCORMICK & SCHMICK MARYLAND LIQUOR, INC., a Maryland corporation, MCCORMICK & SCHMICK ACQUISITION I TEXAS, INC., a Texas corporation (“MS Acquisition I”), MCCORMICK & SCHMICK ACQUISITION II TEXAS, INC., a Delaware corporation (“MS Acquisition II”), MCCORMICK & SCHMICK ACQUISITION TEXAS LP, a Texas limited partnership, MCCORMICK & SCHMICK ACQUISITION III TEXAS, INC., a Texas corporation, MCCORMICK & SCHMICK’S ATLANTA II, LLC, a Delaware limited liability company, MCCORMICK & SCHMICK’S HACKENSACK, LLC, a Delaware limited liability company, MCCORMICK & SCHMICK ORLANDO, LLC, a Delaware limited liability company, MCCORMICK & SCHMICK DALLAS, L.P., a Texas limited partnership, MCCORMICK & SCHMICK DALLAS LIQUOR, INC., a Texas corporation, MCCORMICK & SCHMICK AUSTIN, LP, a Texas limited partnership, MCCORMICK & SCHMICK AUSTIN LIQUOR, INC., a Texas corporation, and each of the other Subsidiaries of MSAC which shall from time to time hereafter become a party thereto pursuant to §9.17 of the Credit Agreement (as defined below) (collectively, the “Borrowers”), BANK OF AMERICA, N.A., as successor by merger to Fleet National Bank, and COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. “RABOBANK INTERNATIONAL” NEW YORK BRANCH (collectively, the “Lenders”), BANK OF AMERICA, N.A., as successor by merger to Fleet National Bank, as administrative agent for itself and the Lenders (in such capacity, the “Administrative Agent”), amends certain provisions of the Revolving Credit Agreement, dated as of July 23, 2004 (as amended and in effect from time to time, the “Credit Agreement”), by and among the Borrowers, the Lenders, the Administrative Agent and BANC OF AMERICA SECURITIES LLC, as arranger. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement as provided more fully herein below;

NOW THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.1. Amendment to §10.1 of the Credit Agreement (Restrictions on Indebtedness). §10.1(d) of the Credit Agreement is hereby amended by deleting the figure of “$3,000,000” in the last line therein and substituting the figure “$10,000,000” therefor.

1.2. Conditions to Effectiveness. Upon the Administrative Agent’s receipt of a counterpart signature page to this Amendment duly executed and delivered by each of the Borrowers, the Required Lenders and the Administrative Agent, this Amendment shall be deemed to be effective as of September 28, 2007.

1.3. Representations and Warranties. Each of the Borrowers hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a) Representations and Warranties in the Credit Agreement. The representations and warranties of each of the Borrowers contained in the Credit Agreement were true and correct in all material respects as of the date when made and continue to be true and correct in all material respects on the date hereof, except to the extent of changes resulting from transactions or events contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, or to the extent that such representations and warranties relate expressly to an earlier date.

(b) Ratification, Etc. Except as expressly amended or waived hereby, the Credit Agreement and the other Loan Documents, and all documents, instruments and agreements related thereto, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement shall, together with this Amendment, be read and construed as a single agreement. All references to the Credit Agreement in the Credit Agreement, the Loan Documents or any related agreement or instrument shall hereafter refer to the Credit Agreement as amended hereby.

(c) Authority, Etc. The execution and delivery by each of the Borrowers of this Amendment and the performance by such Person of all of its agreements and obligations under the Credit Agreement as amended hereby are within the corporate, limited partnership or limited liability company authority, as applicable, of such Person and have been duly authorized by all necessary entity proceedings on the part of such Person.

(d) Enforceability of Obligations. This Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligations of each of the Borrowers enforceable against such Person in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of, creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefore may be brought.

(e) No Default. No Default or Event of Default has occurred and is continuing.

1.4. No Other Amendments. Except as expressly provided in this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. Nothing contained in this Amendment shall (a) be construed to imply a willingness on the part of the Administrative Agent or the Lenders to grant any similar or other future amendment, waiver or consent of any of the terms and conditions of the Credit Agreement or the other Loan Documents or (b) in any way prejudice, impair or effect any rights or remedies of the Administrative Agent or the Lenders under the Credit Agreement or the other Loan Documents.

1.5. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

1.6. Expenses. Pursuant to §17.2 of the Credit Agreement, all reasonable costs and expenses incurred or sustained by the Administrative Agent in connection with this Amendment, including the fees and disbursements of legal counsel for the Administrative Agent in producing, reproducing and negotiating the Amendment, will be for the account of the Borrowers whether or not the transactions contemplated by this Amendment are consummated.

1.7. Miscellaneous. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.

MCCORMICK & SCHMICK ACQUISITION CORP.

By:	/s/ Emanuel N. Hilario
	Name:	Emanuel N. Hilario
	Title:	Chief Financial Officer

MCCORMICK & SCHMICK RESTAURANT CORP.

By:	/s/ Emanuel N. Hilario
	Name:	Emanuel N. Hilario
	Title:	Chief Financial Officer

MCCORMICK & SCHMICK MARYLAND LIQUOR, INC.

By:	/s/ Emanuel N. Hilario
	Name:	Emanuel N. Hilario
	Title:	Secretary

MCCORMICK & SCHMICK ACQUISITION I TEXAS, INC.

By:	/s/ Emanuel N. Hilario
	Name:	Emanuel N. Hilario
	Title:	Authorized Person

MCCORMICK & SCHMICK ACQUISITION II TEXAS, INC.

By:	/s/ Emanuel N. Hilario
	Name:	Emanuel N. Hilario
	Title:	Authorized Person

Signature Page to Third Amendment

MCCORMICK & SCHMICK ACQUISITION TEXAS LP
By:	McCormick & Schmick Acquisition I Texas, Inc., its General Partner

By:	/s/ Emanuel N. Hilario
	Name:	Emanuel N. Hilario
	Title:	Authorized Person

MCCORMICK & SCHMICK ACQUISITION III TEXAS, INC.

By:	/s/ Emanuel N. Hilario
	Name:	Emanuel N. Hilario
	Title:	Authorized Person

MCCORMICK & SCHMICK’S ATLANTA II, LLC

By:	/s/ Emanuel N. Hilario
	Name:	Emanuel N. Hilario
	Title:	Manager

MCCORMICK & SCHMICK’S HACKENSACK, LLC

By:	/s/ Emanuel N. Hilario
	Name:	Emanuel N. Hilario
	Title:	Manager

MCCORMICK & SCHMICK ORLANDO, LLC

By:	/s/ Emanuel N. Hilario
	Name:	Emanuel N. Hilario
	Title:	Manager

Signature Page to Third Amendment

MCCORMICK & SCHMICK DALLAS, LP
By:	McCormick & Schmick Acquisition I Texas, Inc., its General Partner

By:	/s/ Emanuel N. Hilario
	Name:	Emanuel N. Hilario
	Title:	Authorized Person

MCCORMICK & SCHMICK DALLAS LIQUOR, INC.

By:	/s/ Emanuel N. Hilario
	Name:	Emanuel N. Hilario
	Title:	Authorized Person

MCCORMICK & SCHMICK AUSTIN, LP
By:	McCormick & Schmick Acquisition I Texas, Inc., its General Partner

By:	/s/ Emanuel N. Hilario
	Name:	Emanuel N. Hilario
	Title:	Authorized Person

MCCORMICK & SCHMICK AUSTIN LIQUOR, INC.

By:	/s/ Emanuel N. Hilario
	Name:	Emanuel N. Hilario
	Title:	Authorized Person

Signature Page to Third Amendment

BANK OF AMERICA, N.A., as successor by merger to Fleet National Bank, individually and as Administrative Agent

By:	/s/ Kalens Herold
	Name:	Kalens Herold
	Title:	Assistant Vice President

Signature Page to Third Amendment

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. “RABOBANK INTERNATIONAL” NEW YORK BRANCH

By:	/s/ Terese Rowe
	Name:	Terese Rowe
	Title:	Vice President

By:	/s/ Rebecca O. Morrow
	Name:	Rebecca O. Morrow
	Title:	Executive Director

Signature Page to Third Amendment